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                                                                   EXHIBIT 10.48

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "Amendment") is made and entered into as of the 12th day of February, 1998, by and among SCIENTIFIC
GAMES HOLDINGS CORP., a corporation organized under the laws of Delaware ("Holdings"), SCIENTIFIC GAMES, INC. (the "Company"), a corporation organized under the laws of Delaware and a wholly-owned Subsidiary of Holdings (Holdings and the Company together are the "Co-Borrowers"), the financial institutions which are party hereto (the "Lenders"), and FIRST UNION NATIONAL BANK, a national banking association ("Administrative Agent"), as Administrative Agent for the Lenders.

                                   WITNESSETH:

         WHEREAS, the Co-Borrowers and the Lenders made and entered into that certain Credit Agreement (as further amended, modified, supplemented, or restated from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement);

         WHEREAS, the Co-Borrowers wish to amend certain provisions of the Credit Agreement, and the Lenders have agreed to such proposed amendments;

         NOW THEREFORE, for and in consideration of the foregoing and for ten dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   Amendment

         Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions to read in their entirety as follows:

         "First Amendment" means the First Amendment to Credit Agreement, dated on February 12, 1998.

         "First Amendment Effective Date" means the date on which the conditions to the effectiveness of the First Amendment have been fully satisfied.

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     "SG Austria" means Scientific Games Kommunikations Und Computersysteme AG,
a Subsidiary of the Company.

     "One-Time SG Austria Charge" means the one-time charge to Net Worth of the Co-Borrowers recognized in the Fiscal Year ended December 31, 1997, and representing the one-time write-off of in-process research and development costs associated with the acquisition of SG Austria.

     Section 1.2. Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions as they exist in their current form in their entirety and by substituting the following definitions therefor:

     "Foreign Currency Sublimit" means the Assigned Dollar Value of $45,000,000, plus $1,500,000 subject to the requirements of Section 2.1 with respect to such Assigned Dollar Excess.

     "Leverage Ratio" means at any date the ratio of (i) the Consolidated Debt of Holdings and its Subsidiaries as of such date to (ii) the sum of (A) the Consolidated Net Worth of Holdings and its Subsidiaries plus (B) the Consolidated Debt of Holdings and its Subsidiaries, each as the date of calculation, and, on and after the First Amendment Effective Date (with respect to the determination of the Applicable Margin in Section 3.1 (c) but NOT in the calculation of compliance with the financial covenant contained in Section 8.1), plus (C) the One-Time SG Austria Charge.

     "Officer's Compliance Certificate" shall, until the First Amendment Effective Date, have the meaning assigned thereto in Section 6.2, and, thereafter, shall mean a certificate in the form attached hereto as Exhibit D-1.

     Section 1.3. Section 6.1 of the Credit Agreement is hereby amended by deleting subsection (c) in its entirety and by substituting the following therefor:

     (c) Annual Business Plan and Financial Projections. As soon as practicable and in any event within sixty (60) days after the beginning of each Fiscal Year, a business plan of Holdings and its Material Subsidiaries for the ensuring four fiscal quarters, such plan to include, on a quarterly basis, the following: a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet and a report containing management's discussion and analysis of such projections (such business plan and projections, the "Projections"), accompanied by a certificate from the chief financial officer of each Co-Borrowers to the effect that, to the best of such officer's knowledge, the Projections are good faith estimates of the


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financial condition and operations of each Co-Borrowers and their Subsidiaries for such four quarter period.

     Section 1.4. All references to the "Credit Agreement" in any of the Loan documents shall be deemed references to the Credit Agreement as amended by this First Amendment.


                                   ARTICLE 2

                          Conditions to Effectiveness

     Section 2.1. Effective Date. The amendments to the Credit Agreement set forth in this Amendment shall become effective as of the date first written above (the "Effective Date") after all the conditions set forth in Sections 2.2 through 2.3 shall have been satisfied.

     Section 2.2 Execution of Loan Documents. The Lenders shall have received counterparts of this first Amendment duly executed by the Co-Borrowers.

     Section 2.3. Satisfaction of Conditions. The Lenders shall have received counterparts or evidence of each of the following, in form, scope and substance satisfactory to the Lenders and their counsel:

     (a) a certificate of the Co-Borrowers that the articles of incorporation and by-laws of the Co-Borrowers as in effect on the First Amendment Effective Date are the same as those in effect on the date the Credit Agreement was executed, except that the bylaws of Holdings have been amended and restated and a true and correct copy of said amended and restated bylaws has been attached to the certificate,

     (b) certified copies of all corporated action taken by the Co-Borrowers to authorize the execution, delivery and performance of this Amendment and the borrowings under this Amendment,

     (c) such documents, including a Limited Foreign Guaranty, as may be required by the Credit Agreement with respect to the acquisition of SG Austria, and

     (d)  such other documents and instruments as the Lenders may request.


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                                   ARTICLE 3

                                 MISCELLANEOUS

     Section 3.1. Cross References. References in this First Amendment to any article or section are, unless otherwise specified, to such article or section of this Amendment.

     Section 3.2. Fees and Expenses. All reasonable fees and expenses of the Lenders incurred in connection with the negotiation, preparation of documents and closing of the transactions contemplated hereby shall be payable by the Co-Borrowers promptly upon the submission of a bill therefor.

     Section 3.3. Instrument Pursuant to Credit Agreement. This Amendment and the other documents executed in connection herewith are Loan Documents executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. Time is of the essence in the payment and performance of the Loan Documents.

     Section 3.4. No Other Changes. Except as expressly amended hereby, all representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue in full force and effect.

     Section 3.5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     WITNESS the hand and seal of each of the undersigned as of the date first written above.


[CORPORATE SEAL]                   SCIENTIFIC GAMES HOLDING CORP.


                                   By:/s/ Cliff O. Bickell
                                      -------------------------------
                                      Name:  Cliff O. Bickell
                                           --------------------------
                                      Title: Vice President, Treasurer
                                             & Chief Financial Officer
                                            --------------------------


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[CORPORATE SEAL]                  SCIENTIFIC GAMES HOLDING CORP.


                                   By:/s/ C. Gray Bethea, Jr.
                                      --------------------------------
                                      Name:  C. Gray Bethea, Jr.
                                           ---------------------------
                                      Title: Vice President, Secretary
                                             & General Counsel
                                            --------------------------

                                   FIRST UNION NATIONAL BANK
                                   as Administrative Agent and Lender


                                   By:/s/ James R. Mortimer
                                      --------------------------------
                                      Name: James R. Mortimer
                                           ---------------------------
                                      Title: Senior Vice President
                                            --------------------------


                                   WACHOVIA BANK, N.A., as Lender



                                   By:
                                      --------------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------


Domestic Office Address:           ABN AMRO BANK, N.V.

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-----------------------            BY:
                                      --------------------------------
-----------------------               Name:
                                           ---------------------------
-----------------------               Title:
                                            --------------------------

Euro Lending Office Address:

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